UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2004


                             ASA INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-14741                 02-0398205
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

10 Speen Street, Framingham, Massachusetts                          01701
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (508) 626-2727
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Item 5.  Other Events.

     On March 31, 2004, ASA International Ltd. ("ASA") issued a press release announcing that ASA sold 175,000 shares of common stock of Omtool Ltd. to Omtool in a private transaction at a price of $11.50 per share. The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

Item 7.  Financial Statement and Exhibits.

         (c) Exhibits:

            99.1  Press Release dated March 31, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASA INTERNATIONAL LTD.
                                       (Registrant)

Date: March 31, 2004                    By:  /s/ Terrence C. McCarthy
                                       ------------------------------
                                        Terrence C. McCarthy
                                        Vice President, Secretary and Treasurer




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                                INDEX TO EXHIBITS


Exhibit No.       Description
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   99.1           Press Release dated March 31, 2004